UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2024

GRANITE RIDGE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41537	88-2227812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5217 McKinney Avenue, Suite 400 Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)

(214) 396-2850

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 1, 2024 (the “Amendment Date”), Granite Ridge Resources, Inc., a Delaware corporation (the “Company”), and its subsidiary guarantors entered into the Fourth Amendment to Credit Agreement (the “Fourth Amendment”) amending the Company’s existing Credit Agreement, dated as of October 24, 2022, by and among the Company, as borrower, Bank of America, N.A., as administrative agent, and the lenders from time to time party thereto (as amended or modified prior to the Amendment Date, the “Existing Credit Agreement”).

The Fourth Amendment, among other things, (a) increased the borrowing base from $300.0 million to $325.0 million and (b) increased the aggregate elected commitments from $300.0 million to $325.0 million.

Other than the foregoing, the material terms of the Existing Credit Agreement remain unchanged.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Fourth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated into this Item 1.01 by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1*	Fourth Amendment to Credit Agreement, dated as of November 1, 2024, by and among Granite Ridge Resources, Inc., as borrower, the guarantors party thereto, Bank of America, N.A., as administrative agent, and the lenders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE RIDGE RESOURCES, INC.

Date: November 4, 2024	By:	/s/ Luke C. Brandenberg
	Name:	Luke C. Brandenberg
	Title:	President and Chief Executive Officer